UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

ASTRATA GROUP INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-32475	84-1408762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

950 South Coast Drive, Suite 265, Costa Mesa, California	92626-1776
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(714) 641-1512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERAL DEFINITIVE AGREEMENT

On April 10, 2007, the Astrata Group Inc (ATTG), through its wholly owned subsidiary Astrata Singapore Pte Ltd, entered into a classified contract with a Singapore company.  Under the contract, Astrata has received an order to manufacture ship and service approximately US$93,000,000 worth of its telematics products over a two year period. The contract also includes options to extend the scope of work. No other information may be disclosed under prevailing non-disclosure agreements among the parties.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRATA GROUP INCORPORATED

Dated: April 12, 2007	By:	/s/ Martin Euler
Martin Euler President